SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2003

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


                 4375 River Green Parkway, Duluth, Georgia 30096
                 -----------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code:  (678) 258-4000


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM  5.  OTHER  EVENTS

     A press release issued by the registrant on January 29, 2003 is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

     (c)  Exhibits.

          99.1   -   Press Release, dated January 29, 2003.




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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 29, 2003.

                                    CONCURRENT COMPUTER CORPORATION



                                    By:  /s/ Steven R. Norton
                                       -----------------------------
                                       Steven R. Norton
                                       Executive Vice President, Chief Financial
                                         Officer and Secretary


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.         Exhibit
-----         -------
99.1    --    Press Release, dated January 29, 2003



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